UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 21, 2015

PARKE BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2015, shareholders of Parke Bancorp, Inc. (the “Registrant”) approved the Parke Bancorp, Inc. 2015 Equity Incentive Plan (the “Equity Incentive Plan”).  Pursuant to the terms of the Equity Incentive Plan, officers, selected employees, directors and advisory directors of the Registrant and its wholly-owned subsidiary, Parke Bank, may receive grants of stock options and/or restricted stock of the Registrant.  Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance of up to 500,000 shares of the common stock, par value $0.10 per share of the Registrant (“Common Stock”) of which the maximum number of shares that may be issued pursuant to the exercise of stock options is 450,000 and the maximum number of shares that may be issued in the form of restricted stock grants is 50,000.  In addition, the Equity Incentive Plan provides that the maximum number of shares that may be covered by stock options that are intended to be “qualified performance-based compensation” (as such term is defined in Section 162(m) of the Internal Revenue Code) under a grant to any one employee in any one calendar year is 24,000 shares.

Stock options may be in the form of incentive stock options or non-qualified stock options.  Options granted as incentive stock options must comply with the requirements of Section 422 of the Internal Revenue Code and may only be granted to employees.  Non-qualified stock options are those that do not meet the requirements of Section 422.  Restricted stock awards are grants of Common Stock, subject to vesting requirements, for no consideration or minimum consideration.

The Equity Incentive Plan will be administered by the Compensation Committee, who are disinterested board members.  The Committee has full and exclusive power to make all decisions and determinations regarding (i) the selection of participants and the granting of awards; (ii) the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the Equity Incentive Plan.

The foregoing description of Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of such plan, a copy of which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein.

Further details regarding the Equity Incentive Plan are described in Registrant’s proxy statement related to the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2015 (the “Proxy Statement”).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 21, 2015, the Company held its annual meeting of shareholders at which the following items were voted on.

(1)           Election of Directors
Nominee	For	Withheld	Broker Non-Vote

Daniel J. Dalton	3,005,000	43,552	2,187,880
Arret F. Dobson	3,005,000	43,552	2,187,880
Anthony J. Jannetti	2,827,631	220,921	2,187,880
Vito S. Pantilione	3,006,938	41,614	2,187,880

There were no abstentions in the election of directors.

(2)           Approval of the Parke Bancorp, Inc. 2015 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
2,863,994	159,412	25,146	2,187,880

(3)           Ratification of appointment of McGladrey LLP as independent auditors for the fiscal year ending December 31, 2015.

For	Against	Abstain
5,133,391	37,452	65,589

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

10           Parke Bancorp, Inc. 2015 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKE BANCORP, INC.
Date: April 21, 2015	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)